EXHIBIT 10.26

EXHIBIT 10.26

SUBSCRIPTION AGREEMENT
                                                      ______ __, 1997


Seventh Generation, Inc.
One Mill Street
Burlington, VT  05401

Ladies and Gentlemen:

 Subject to the terms and conditions set forth below, the undersigned hereby agrees to the terms and conditions set forth in the form of Subordinated Debenture attached to this Subscription Agreement as Exhibit A (the "Debenture") and offers to purchase a Debenture from Seventh Generation, Inc., a Vermont corporation (the "Company") in the principal amount of
 ____________________ ($_______) (the "Investment").

 In connection with the execution of this Agreement, I hereby represent, warrant and agree as follows:

	1.	I have thoroughly read and understand the terms and conditions of the
Debenture and this Agreement.

	2.	Subject to the terms and conditions set forth herein and in the Debenture, intending to be legally bound, I hereby transfer the amount of $_________ to the Company.  I am delivering to the Company, together with this Agreement, the following documents:

		(a)	One additional copy of this Agreement which has been fully
completed and signed by me and which, upon acceptance of this subscription by the Company, will be signed by the Chief Executive Officer of the Company and returned to me; and

		(b)	A check or wire transfer of funds made payable to the order
of Seventh Generation, Inc. in the amount subscribed for.

	3.	I am an Accredited Investor as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act") for the following reason
[Please initial one or more]:


	____	My individual income was in excess of $200,000 in each of the past two years, or my joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect my income to reach the same level in the current year.

	____	My individual net worth or joint net worth with my spouse exceeds
$1,000,000.

	____	The undersigned is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of this
Investment, whose Investment will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the Investment.

	____	The undersigned is an entity in which all of the equity owners are accredited investors.

	____	Other [Please Specify]

	4.	I am sufficiently experienced in financial and business matters to be capable of evaluating the risk of the Investment in the Company and to make an informed decision relating thereto.  I have the financial capability for making the Investment, can afford a complete loss of the Investment, and the
Investment is a suitable one for me.

	5.	Prior to the execution of this Agreement I have received and reviewed the
Company's Annual Report to Shareholders for 1996, the Company's Annual Report
on Form 10-KSB for the year ended December 31, 1996, the Company's definitive proxy statement sent to its shareholders in connection with the annual meeting of shareholders held on May 5, 1997 and the Company's Quarterly Report on Form
10-QSB for the most recent quarter.  In addition, I have had the opportunity to ask questions of and receive answers from representatives of the Company concerning the finances, operations, business and prospects of the Company.  I am satisfied that I have received information with respect to all matters which
I consider material to my decision to make this Investment.

	6.	I fully understand that the Investment is speculative and involves a high degree of risk of loss of my entire Investment.  I fully understand the nature of the risks involved in the Investment and I am qualified by my knowledge and experience to evaluate investments of this type.  In addition to the other information contained in this Agreement and the Debenture, I have carefully considered the following risk factors before purchasing the
Debenture.  I understand that the forward-looking statements appearing in the
Company's filings under the Securities Exchange Act of 1934, as amended, which are incorporated herein by reference, are based on current expectations that involve a number of uncertainties including those set forth below and that actual results could differ materially from those projected.

	Reference is also made in particular to the discussions set forth under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Description of Business" in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 and the Company's Quarterly Report on Form 10-QSB for the most recent quarter.

	I have carefully considered the potential risks relating to the Company and the Debenture.  I am aware that the Debenture is highly illiquid and may not be sold without compliance with applicable federal and state securities laws.
I understand that the Company is subject to all of the risks inherent in many consumer products and distribution companies.  In addition to such risks, I have considered the following risks regarding this Investment in the Company:

		(a)	Operating Deficits; Capital Needs.  The Company has
incurred substantial losses during its existence and continues to operate at a deficit. Management anticipates that the Company may continue to have negative cash flow even if it achieves profitability, as the Company will have increased needs to finance inventory and accounts receivable and may have additional marketing and/or capital costs. There can be no assurance, however, that the Company will ever be profitable. The
Company has incurred substantial indebtedness to finance its operations and expects to incur additional indebtedness in connection with its current financing. As a result, the Company has (i) substantial periodic interest payments, and (ii) substantial principal amounts to repay. If the Company does not have sufficient funds to make required interest or principal payments, the obligation to repay such amounts could be accelerated, which would have a material adverse effect on the Company. The
Company will need to either generate cash flow from operations or raise additional funds to satisfy the Company's obligations to repay its indebtedness, maintain the Company's operations and satisfy its capital needs. There can be no assurance that such funds will be available on terms acceptable to the Company or at all. There can be no assurance that the Company will generate sufficient funds through operations or financing to satisfy these requirements. If the Company is not successful in generating such funds, it is likely the undersigned will lose its entire Investment in the Company.

		(b)	Offering Size; Use of Proceeds.  The Company is offering a
minimum of $500,000 and a maximum of $1,500,000 of Debentures on a private offering basis (the "Private Placement"). Jeffrey Hollender, the Company's President and Chief Executive Officer, intends to purchase at least $50,000 of the Debentures. Additional affiliates of the Company may also purchase Debentures. All such purchases will be for investment purposes only, and will be included in determining whether the Company has received the minimum proceeds of the Private Placement. The
Company is offering the Debentures directly through its officers, although the Company reserves the right to engage one or more broker-dealers to act on its behalf in connection with the Private Placement. The Company intends to use the proceeds of this offering, net of any fees or expenses payable to broker-dealers selling Debentures on the Company's behalf, to repay existing debentures maturing in 1998 and, if the maximum is sold, to assist in the funding of the Company's operations. There can be no assurance that the proceeds of this Private Placement will be sufficient for the Company's needs. In particular, if the Company only sells the minimum amount, the Company will need to use its existing resources to repay outstanding debentures.

		(c)	Catalog Sale.  In 1995, the Company sold the assets of its
catalog business to Gaiam, Inc. ("Gaiam") and the Company and Gaiam entered into Supply, Operating and Licensing Agreements. The
Company's relationship with Gaiam is uncertain.  The Operating
Agreement expired in January 1996, which was replaced by a Reimbursement Agreement, which expired in December 1996. Gaiam's obligation to purchase product at a 20% mark-up will terminate in the third quarter of 1997 (which is when the Company believes Gaiam will fulfill its obligations under the terms of the Supply Agreement), which may reduce the Company's sales or its profit margins. The Company's relationship with Gaiam is uncertain and could have a material adverse effect on the Company.

		(d)	Concentration of Customers.  The Company has three
customers whose purchases of the Company's products accounted for more than 10% each of the Company's total sales in 1996, collectively accounting for 62.4% of the Company's sales. The loss of any one of these customers, a decision by one of them to significantly reduces its purchases, or any disruption to the relationship the Company maintains with them, could affect the Company's liquidity and/or results from operations.

		(e)	Concentration of Suppliers.  The Company does not
manufacture any of the products it sells. During 1996, the Company purchased products from 12 suppliers. The Company relied on three suppliers for approximately 84% of its inventory purchases in 1996. The Company has no long-term contracts with any of its suppliers. The loss of one of these suppliers, or a disruption in product availability from them, could affect the Company's liquidity and/or results from operations.

		(f)	Competition.  The Company competes with a variety of other
companies, which sell similar products through a variety of outlets.
Companies selling similar consumer products compete on price, quality, product features and benefits, brand credibility and customer service. The environmental product marketplace is becoming increasingly competitive, with a number of competitive brands now on the market. Many of these competitors may have an advantage over the Company because they manufacture the products they sell. In addition, the Company's competitors and other large consumer products companies who may decide to develop competitive products may have financial resources, distribution capabilities and marketing experience superior to that of the Company. As potential competitors enter the field, the Company's market share may decrease or the Company may be forced to compete by lowering its prices, thereby reducing margins on sales. There can be no assurance that the Company will be able to compete effectively with existing or potential competitors.

		(g)	Marketing.  The Company relies primarily on a non-
traditional marketing strategy to stimulate consumer trial and repeat purchases in natural products stores and supermarkets, rather than more costly traditional marketing strategies such as television advertising and mass-delivered consumer promotions. However, some traditional marketing expenses have been and will continue to be incurred on a limited basis. Although the Company has started to realize sales to supermarkets, there can be no assurance that the Company will be successful with its marketing strategy.

		(h)	New Business Ventures.  The Company will also incur
expenditures relating to trade and consumer marketing, package design, and the development of the Learning to Make a Difference? program designed by the Company to help schools and other non-profit organizations raise funds by selling the Company's products. If the planned expansion is successful, the Company will have to increase its inventory and carry a higher level of receivables, both of which will negatively impact the Company's liquidity.

		(i)	Product Liability Risks.  While the Company endeavors to
sell safe products, there is always a possibility that someone could claim personal injury or damage resulting from use of products purchased from the Company. As a seller of products, the Company is exposed to potential liability. While the Company maintains product liability insurance, there can be no assurance that the Company will not experience legal claims in excess of its insurance coverage or claims which are ultimately not covered by such insurance. Furthermore, if any significant claims are promulgated against the Company, the Company's business may be adversely affected by related negative publicity.

		(j)	Reliance on Reputation.  The Company believes that it has
been and will continue to be able to increase its sales based upon its reputation as a reliable source of environmentally friendly products. As a result of reliance on its reputation, if any of the Company's products are publicly alleged to be unsafe, or contrary to claims made, the Company could experience significant adverse impact.

		(k)	Government Regulation.  As a result of the Company's
involvement in environmentally friendly products, the Company must remain in compliance with a variety of laws, regulations and guidelines issued by the Federal Trade Commission, the Environmental Protection
Agency and the states' attorney generals, as well as other agencies, with respect to the use of the environmental marketing claims on packaging, and in other advertising and marketing literature. While the Company maintains a policy of full disclosure regarding its products and believes its claims are accurate, the increased promulgation of laws and guidelines make it increasingly harder for the Company to remain in compliance. If the Company's disclosure violates a law or is inaccurate, the Company could be subject to regulatory proceedings or civil actions.

		(l)	Management.  The Company's operations are dependent on
the efforts of Jeffrey Hollender, its Chief Executive Officer. The loss of services of Mr. Hollender could have a material adverse effect on the Company, and there is no assurance that a suitable replacement could be found in the event of his death, disability or resignation.

		(m)	Trademark Registration.  The Company has invested
significant funds in the development of the name "Seventh Generation" and has obtained United States service mark and trademark registrations for its name. However, there can be no assurance that the Company will be able to effectively protect against unauthorized use of its name in view of the potentially prohibitive costs of enforcing its legal rights.

		(n)	Absence of Dividends.  The Company has paid no dividends
on its common stock since its inception. The Company currently intends to retain earnings, if any, for use in its business and does not anticipate paying any cash dividends in the foreseeable future.

		(o)	Future Offerings.  The Company reserves the right to offer
additional securities in the future, from time to time, at any purchase price determined by the Company's Board of Directors. There can be no assurance that the Company will not offer shares for sale, even in the near future, at a purchase price less than the market value.

		(p)	Dilution.  If the Company elects to permit the conversion of the Debenture into Common Stock, upon election by the holder of the
Debenture to exchange all or part of the outstanding principal balance for shares of Common Stock pursuant to the terms and conditions of the
Debenture, the holder of shares of Common Stock will experience immediate and substantial dilution in net tangible book value per share.
Additional dilution may occur upon the exercise of outstanding stock options, and upon the exercise of options to purchase the Company's stock which may be granted from time to time in the future.

		(q)	Social Responsibility.  A significant part of the Company's
philosophy is the importance of promoting its values, supporting the community and supporting the goal of creating a healthier planet.  Consistent with this philosophy, the Company is committed to making donations to non-profit environmentally oriented groups and to others who support similar goals.  The
Company donates to such groups an amount of funds determined annually by the Company's Board of Directors.  Management believes that these donations and the philosophy of which they form are part are an integral part of the
Company's goals and may ultimately lead to a profitable company.

	I understand that the foregoing is not a complete list of risks involved in this Investment in the Company.  Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of this proposed Investment in the Company, and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company.
Accordingly, I have independently evaluated the risks of this Investment.

	7.	I am aware of my inability to liquidate the Debenture readily in case of an emergency.  My overall commitment to investments, which are not readily marketable, is not excessive in view of my net worth and financial circumstances and the Investment will not cause such commitment to become excessive.  In view of such facts, I acknowledge that I have adequate means of providing for my current needs, anticipated future needs and possible contingencies and emergencies and have no need for liquidity in the Debenture.
I am able to bear the economic risk of this Investment.

	8.	I warrant and represent that the Debenture and any security issuable upon conversion, has been and will be acquired for my own account for the purpose of investment and not with a view to, or for sale in connection with, a distribution thereof and not with any present intention of distributing or selling the Debenture or such securities.  I understand that the Debenture has not been registered under the Securities Act of 1933, as amended (the
"Act"), or the securities laws of any state, and I hereby agree not to make any sale, transfer or other disposition of the Debenture unless either (i) the
Debenture first shall have been registered under the Securities Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from me and the transferee as the Company requests at such time.

	9.	If, pursuant to the terms of the Debenture, the Company elects to permit the conversion of the Debenture into Common Stock and I elect to exchange all or part of the outstanding principal balance of the Debenture for shares of the Common Stock of the Company, I understand that until the Common Stock has been registered under the Securities Act and applicable state securities laws or until the Company shall have received an opinion of its counsel stating that such a legend is not necessary, each certificate representing such shares of Common Stock shall bear a legend substantially similar to the following:

		"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws, have been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Act and any applicable state law is in effect with regard thereto or an exemption from such registration is available."

	10.	I understand that neither the United States Securities and Exchange
Commission nor the Commissioner or Department of Securities or Attorney General
of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Debenture or this Private Placement.  Any representation to the contrary is a criminal offense.

	11.	I acknowledge that no general solicitation or general advertising
(including communications published in any newspaper, magazine or other broadcast) has been received by me and that no public solicitation or advertisement with respect to the Private Placement has been made to me.

	12.	I understand I am urged to seek independent advice from my professional advisors relating to the suitability of this Investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such an investment.

	13.	I satisfy any special suitability or other applicable requirements of my state of residence.

	14.	This Agreement when executed by me constitutes my valid and binding obligation and I have taken no action in connection therewith which could subject the Company to any valid claim for any commission, fee or other compensation to a finder or broker.  The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which I am a party or by which I am bound.  If an organization, the undersigned (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed; (ii) has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors and partners, stockholders and trustees and will not violate any agreement to which the undersigned is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization.  The undersigned has not been organized for the purpose of this subscription.

	15.	I agree not to transfer or assign this Agreement except as may be permitted by law and explicitly consented to by the Company and any such transfer or assignment shall be made only in accordance with all applicable laws and any such consent.

	16.	I understand that I may not cancel, terminate or revoke this Agreement or any agreement made by me hereunder and that this Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

	17.	I understand that this Agreement constitutes the entire Agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

	18.	I understand the meaning and legal consequences of this Agreement and agree to indemnify and hold harmless the Company and each director and officer thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the undersigned contained in this Agreement.

	19.	Within 10 days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company is subject.

	20.	I understand that all notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first-class, registered or certified mail, postage prepaid, addressed (a) if to the Company, to its address set forth above, and to such other person(s)
or address(es) as the Company shall have furnished to the other parties hereto in writing; and (b) if to me, at such address as appears on the records of the Company or at such other address as I have furnished to the
Company in writing.

	21.	I understand that whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all persons and entities.

	22.	I am purchasing the Debenture as follows (please check as appropriate):

		____	individually			____	in trust

		____	joint tenants			____	as a partnership

		____	tenants in common		____	other:

		Name:  	_____________________________________________
		Telephone:	  _________________________________________
		Home Address:  	_____________________________________
		City:  _________________ State:  _________ Zip:  _________
		Business:  	__________________________________________
		Address:	___________________________________________
		City:  _________________ State:  _________ Zip:  _________
		Business Telephone:  	_________________________________

	Communications should be sent to: 		____	business or
							____	home address

	Federal Income Tax Identification Number
	(Social Security Number for Individual Investors):  	_________________

	23.	Under penalties of perjury, I certify that:

		(a)	The number shown above is my correct Taxpayer
Identification Number (Social Security Number for Individual Investors);

		(b)	I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

	IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument on this ___ day of __________, 1997.




	__________________________________
							Investor Signature


(For Co-owners, if applicable)


__________________________________
	__________________________________
Investor Signature					Investor Signature


__________________________________
	__________________________________
Print Name						Print Name

***************************************************************

	The foregoing subscription for a Debenture of Seventh Generation, Inc. is hereby accepted.

							SEVENTH GENERATION, INC.



						By:
	__________________________________
							Jeffrey A. Hollender, CEO

						Date:
	__________________________________